EXHIBIT 12.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen T. H. Ng, the Chief Executive Officer of i-CABLE Communications Limited, certify that:

1.	I have reviewed this amendment No. 1 to the annual report on Form 20-F/A of i-CABLE Communications Limited; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2005	By:	/s/ Stephen T. H. Ng
	Name:	Stephen T. H. Ng
	Title:	Chief Executive Officer